UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 6, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 6, 2019, DPW Holdings Inc. (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC, as sales agent (the “Agent”) to sell shares of its common stock, par value $0.001 (the “Common Stock”), having an aggregate offering price of up to $5,500,000 (the “Shares”) from time to time, through an “at the market offering” program (the “ATM Offering”).

The offer and sale of the Shares will be made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2017, amended on January 8, 2018, and declared effective by the SEC on January 11, 2018, and a prospectus supplement related to the ATM Offering, dated August 6, 2019.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Subject to the terms and conditions of the Sales Agreement, the Agent will use its commercially reasonable efforts to sell the Shares, based upon the Company’s instructions, consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and rules of the NYSE American. The Company will set the parameters for sales of the Shares, including the number of Shares to be sold, the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in one trading day, and any minimum price below which sales may not be made. Under the Sales Agreement, the Agent may sell the Shares by any method permitted by law deemed to be an “at the market offering,” as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). The Company or the Agent may, upon written notice to the other party in accordance with the terms of the Sales Agreement, suspend offers and sales of the Shares. The Company and the Agent each have the right, in its sole discretion, to terminate the Sales Agreement at any time upon prior written notice pursuant to the terms and subject to the conditions set forth in the Sales Agreement.

The Company will pay the Agent a commission in an amount equal to 4.0% of the gross proceeds from each sale of the Shares sold through it as sales agent under the Sales Agreement. In addition, the Company has agreed to reimburse the Agent for certain expenses it incurs in the performance of its obligations under the Sales Agreement including $30,000 as initial payment to the Agent’s legal counsel and the retainers, reasonable fees and expenses thereof incurred in connection with quarterly and annual bring-downs required under the Sales Agreement. The Company has also agreed pursuant to the Sales Agreement to indemnify and provide contribution to the Agent against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the terms of the Sales Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Sales Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The legal opinion of Sichenzia Ross Ference LLP, counsel to the Company, relating to the legality of the issuance and sale of the Shares is filed as Exhibit 5.1 hereto.

ITEM 7.01	REGULATION FD DISCLOSURE

On August 6, 2019, the Company issued a press release announcing the ATM Offering, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	EXHIBITS AND FINANCIAL STATEMENTS.

(d)           Exhibits:

Exhibit No.	Description

5.1	Opinion of Sichenzia Ross Ference LLP
10.1	At-The-Market Issuance Sales Agreement, dated August 6, 2019, with Ascendiant Capital Markets, LLC
23.1	Consent of Sichenzia Ross Ference LLP (included in Opinion of Sichenzia Ross LLP filed as Exhibit 5.1)
99.1	Press Release dated August 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: August 6, 2019	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel